UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Monster Beverage Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71318-P30074 MONSTER BEVERAGE CORPORATION 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET You invested in MONSTER BEVERAGE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Vote Virtually at the Meeting* June 12, 2025 2:30 PM PDT Virtually at: www.virtualshareholdermeeting.com/MNST2025 Get informed before you vote View the Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. MONSTER BEVERAGE CORPORATION 1 MONSTER WAY CORONA, CA 92879

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V71319-P30074 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Proposal to elect ten Directors: Nominees: 1a. Rodney C. Sacks For 1b. Hilton H. Schlosberg For 1c. Mark J. Hall For 1d. Ana Demel For 1e. James L. Dinkins For 1f. William W. Douglas III For 1g. Tiffany M. Hall For 1h. Jeanne P. Jackson For 1i. Steven G. Pizula For 1j. Mark S. Vidergauz For 2. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. For 3. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.